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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2005

                          Long Beach Acceptance Corp.

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             (Exact name of registrant as specified in its charter)

           Delaware                    333-122851              33-0660404
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

              One Mack Centre Drive
               Paramus, New Jersey                                  07652
     (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's telephone number, including area code (201) 262-5222
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                                    No Change
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          (Former name or former address, if changed since last report)

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Item 2.01.  Completion of Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  Long Beach Acceptance Corp. (the "Registrant") has registered issuances of an aggregate of up to $1,292,830,655 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration
Statement on Form S-3 (Registration File No. 333-122851) (as amended, the
"Registration Statement"). Pursuant to the Registration Statement, Long Beach
Acceptance Auto Receivables Trust 2005-B, a Delaware business trust, issued
$350,000,000 in aggregate principal amount of its Asset-Backed Notes, Series
2005-B (the "Notes") on October 11, 2005 (the "Closing Date"). This Current
Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the
"Indenture") attached hereto as Exhibit 4.1, dated as of October 1, 2005, between the Trust and JPMorgan Chase Bank, National Association, in its capacity as indenture trustee (the "Indenture Trustee"). The Offered Notes evidence indebtedness of the Trust and consist of four classes, the $59,500,000 3.970%
Asset-Backed Notes, Class A-1, its $120,000,000 4.325% Asset-Backed Notes, Class
A-2, its $63,500,000 4.406% Asset-Backed Notes, Class A-3, and its $107,000,000
4.522% Asset-Backed Notes, Class A-4 (collectively, the "Offered Notes"). Also issued by the Trust, but not offered pursuant to the Prospectus Supplement (as defined herein) is the Class R Certificate.

                  The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of non-prime automobile loans (the "Receivables")
secured by new and used automobiles, sport utility vehicles, light duty trucks and vans financed thereby.

                  As of the Closing Date, the Receivables had the
characteristics described in the Prospectus Supplement dated September 21, 2005
(the "Prospectus Supplement") filed with the Commission pursuant to Rule
424(b)(5) of the Act.

                                       2

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits:

     1.1      Underwriting Agreement, dated September 21, 2005, between Long
               Beach Acceptance Receivables Corp., Long Beach Acceptance Corp.,
               Citigroup Global Markets Inc. and Greenwich Capital Markets Inc.

     4.1      Indenture, dated as of October 1, 2005 among Long Beach
               Acceptance Auto Receivables Trust 2005-B, a Delaware business trust acting through its owner trustee, and Wells Fargo Bank,
               National Association, as indenture trustee.

     4.2      Amended and Restated Trust Agreement, dated as of October 1,
               2005, between Long Beach Acceptance Receivables Corp. and
               Wilmington Trust Company, as Owner Trustee.

     8.1      Opinion of Dewey Ballantine LLP regarding tax matters, dated as of October 11, 2005.

     10.1     Sale and Servicing Agreement, dated as of October 1, 2005, among
               Long Beach Acceptance Auto Receivables Trust 2005-B, as Issuer,
               Long Beach Acceptance Receivables Corp., as Transferor, Long
               Beach Acceptance Corp., as Originator, Servicer and Custodian,
               and JPMorgan Chase Bank, National Association, as Back-up
               Servicer and Trust Collateral Agent.

     10.2     Indemnification Agreement, dated as of October 6, 2005, among
               Financial Security Assurance Inc., Long Beach Acceptance
               Receivables Corp., Citigroup Global Markets Inc. and Greenwich
               Capital Markets, Inc.

     23.1      Consent of PWC regarding financial statements of the Insurer.

     99.1      Annex A to Exhibits 4.1, 4.2 and 10.1.

                                       3

                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the
Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                       LONG BEACH ACCEPTANCE CORP.
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                       Registrant and on behalf of Long Beach Acceptance Auto
                       Receivables Trust 2005-B

                                By: /s/ Stephen W. Prough
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                                    Name:  Stephen W. Prough
                                    Title: President and Chairman of the Board

Dated: November 4, 2005

                                  EXHIBIT INDEX

1.1      Underwriting Agreement, dated September 21, 2005, between Long Beach
         Acceptance Receivables Corp., Long Beach Acceptance Corp., Citigroup
         Global Markets Inc. and Greenwich Capital Markets Inc.

4.1      Indenture, dated as of October 1, 2005 among Long Beach Acceptance Auto
         Receivables Trust 2005-B, a Delaware business trust acting through its owner trustee, and Wells Fargo Bank, National Association, as indenture trustee.

4.2      Amended and Restated Trust Agreement, dated as of October 1, 2005, between Long Beach Acceptance Receivables Corp. and Wilmington Trust
         Company, as Owner Trustee.

8.1      Opinion of Dewey Ballantine LLP regarding tax matters, dated as of
         October 11, 2005.

10.1     Sale and Servicing Agreement, dated as of October 1, 2005, among Long
         Beach Acceptance Auto Receivables Trust 2005-B, as Issuer, Long Beach
         Acceptance Receivables Corp., as Transferor, Long Beach Acceptance
         Corp., as Originator, Servicer and Custodian, and JPMorgan Chase Bank,
         National Association, as Back-up Servicer and Trust Collateral Agent.

10.2     Indemnification Agreement, dated as of October 6, 2005, among Financial
         Security Assurance Inc., Long Beach Acceptance Receivables Corp.,
         Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc.

23.1     Consent of PWC regarding financial statements of the Insurer.

99.1     Annex A to Exhibits 4.1, 4.2 and 10.1.